SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report: December 7, 2016

Omagine, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17264	20-2876380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

136 Madison Avenue, 5th Floor, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 563-4141

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐       Written communication pursuant to Rule 425 under the Securities Act;

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act;

☐       Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into Material Definitive Agreement

The YA Loan Agreements

As previously reported, Omagine, Inc. (the "Company") and an investment fund, YA II PN, Ltd. (“YA”), entered into loan agreements dated July 26, 2013 (the “2013 YA Loan Agreement”), April 22, 2014 (the “2014 Loan Agreement”) and May 20, 2015 (the “2015 Loan Agreement”) all satisfied in full, and March 15, 2016 (the “March 2016 YA Loan Agreement”) and June 22, 2016 (the “June 2016 YA Loan Agreement”). YA is also a party to Standby Equity Distribution Agreements with the Company, one executed on May 4, 2011 (the “2011 SEDA”) since terminated and a second SEDA executed on April 22, 2014 (the “2014 SEDA”) which was amended on September 20, 2016 to extend the term of the 2014 SEDA to February 1, 2019.

On December 7, 2016, the Company and YA entered into another loan agreement (the “December 2016 YA Loan Agreement”).

Pursuant to the December 2016 YA Loan Agreement, the Company borrowed seven hundred fifty thousand dollars ($750,000) from YA (the “December 2016 YA Loan”) for a term of one year at an annual interest rate of 10%. Pursuant to the December 2016 YA Loan Agreement the Company agreed to pay off the aggregate of the $432,710 balance due as of December 7, 2016 under the March 2016 Loan Agreement and the June 2016 Loan Agreement and to pay a $75,000 commitment fee with respect to the December 2016 YA Loan to YA Global II SPV LLC, an affiliate of YA (the “Affiliate”). At the closing on December 7, 2016 of the December 2016 YA Loan, the appropriate amounts representing the balances due under the March 2016 YA Loan and the June 2016 YA Loan and the commitment fee for the December 2016 YA Loan were deducted from the $750,000 principal balance of the December 2016 YA Loan and paid to YA and the Affiliate. The $242,290 proceeds of the December 2016 YA Loan were received by the Company on December 7, 2016.

The foregoing summary of the terms of the December 2016 YA Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the YA Note Purchase Agreement, the YA Note and the YA Closing Statement attached hereto as Exhibits 10.1; 10.2; and 10.3 respectively.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibit Numbers and Description:

Exhibit No.	Description
Exhibit 10.1	Note Purchase Agreement dated December 7, 2016 by and between Omagine, Inc. and YA II PN, Ltd.

Exhibit 10.2	Promissory Note in the principal amount of $750,000 dated December 7, 2016 and issued by Omagine, Inc. in favor of YA II PN, Ltd.

Exhibit 10.3	Closing Statement dated December 7, 2016 signed by Omagine, Inc. and YA II PN, Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2016

Omagine, Inc. (Registrant)

By:	/s/ Frank J. Drohan
Frank J. Drohan,
Chairman of the Board, President and Chief Executive Officer

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